Exhibit 23-A



           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 29, 1999 included in Indiana Energy, Inc.'s
Form 10-K and Form 10-K/A for the year ended September 30, 1999, and to all references to our Firm included in this Registration
Statement.



                                   ARTHUR ANDERSEN LLP

                                  /s/ Arthur Andersen LLP

Indianapolis, Indiana,
March 30, 2000.